UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report: November 17, 2006
FEDERATED DEPARTMENT STORES, INC.
7 West Seventh Street, Cincinnati, Ohio 45202
(513) 579-7000
-and-
151 West 34th Street, New York, New York 10001
(212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Underwriting Agreement
Opinion of Jones Day

Item 8.01. Other Events.
     On November 17, 2006, Federated Department Stores, Inc. (“Federated”) and its wholly owned subsidiary, Federated Retail Holdings, Inc. (“Federated Holdings”), entered into an underwriting agreement with Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, in connection with the offer and sale of $1.1 billion aggregate principal amount of Federated Holdings’ 5.90% Senior Notes due 2016, which will be fully and unconditionally guaranteed by Federated. The underwriting agreement includes the terms and conditions of the offer and sale of the senior notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The foregoing disclosure is qualified in its entirety by reference to the underwriting agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.
     The senior notes will be issued under an indenture, dated as of November 2, 2006, as supplemented by the First Supplemental Indenture contemplated to be entered into, among Federated Holdings, as issuer, Federated, as guarantor, and U.S. Bank National Association, as trustee.
     Certain of the underwriters and their respective affiliates (i) have provided, and may in the future provide, investment banking and/or commercial banking services to Federated, Federated Holdings and their subsidiaries from time to time and have received, and will in the future receive, customary fees in connection with providing these services, (ii) hold positions in Federated Holdings’ debt securities, and/or (iii) are acting as broker/dealers in connection with Federated Holdings’ previously announced tender offer to purchase certain of its debt securities.
     Federated Holdings intends to use the net proceeds of the offering to fund amounts payable in connection with its tender offer for certain of its outstanding debt securities.
     In connection with the offering of the senior notes, Federated is filing certain other exhibits to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
Number	Description
1.1	Underwriting Agreement, dated November 17, 2006, among Federated Retail Holdings, Inc., Federated Department Stores, Inc. and the underwriters named therein

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Date: November 17, 2006	By:	/s/ Dennis J. Broderick

Name: Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
1.1	Underwriting Agreement, dated November 17, 2006, among Federated Retail Holdings, Inc., Federated Department Stores, Inc. and the underwriters named therein

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)